SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): August 29, 1997



                         COMPAQ COMPUTER CORPORATION
            (Exact Name of Registrant as Specified in its Charter)
            ------------------------------------------------------



          DELAWARE                       1-9026                  76-0011617
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
      of Incorporation)                                      Identification No.)



                  20555 SH 249, HOUSTON, TEXAS  77070-2698
                  (Address of Principal Exeuctive Offices)


                               (281) 370-0670
           (Registrant's telephone number, including area code)







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ITEM 5.     OTHER EVENTS.

     In connection with the Agreement and Plan of Merger, dated as of June 22, 1997, by and among Compaq Computer Corporation, a Delaware corporation ("Compaq"), Tandem Computers Incorporated, a Delaware corporation ("Tandem"), and Compaq-Project, Inc., a Delaware corporation and a wholly owned subsidiary of Compaq ("Merger Subsidiary"), the Tandem shareholders approved the merger and the Merger Subsidiary was merged into Tandem on August 29, 1997.

     Compaq's Registration Statement on Form S-4 filed July 30, 1997 (No. 333-32401) contains further information with respect to the transaction, including historical and pro forma financial information.
A joint press release announcing the closing of the merger was issued on August 29, 1997. The press release is attached hereto as Exhibit 99.1


ITEM 7.  EXHIBITS.

     Exhibit 99.1 Text of Joint Press Release dated August 29, 1997.





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                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            COMPAQ COMPUTER CORPORATION


Dated: August 29, 1997                      By:   /s/  Earl L. Mason
                                               ------------------------------
                                            Name:  Earl L. Mason
                                            Title: Senior Vice President and
                                                   Chief Financial Officer






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                      INDEX TO EXHIBITS



 EXHIBIT NO.                       DESCRIPTION


Exhibit 99.1          Joint Press Release dated August 29, 1997
------------          -----------------------------------------